Ex. 32-a
                                CERTIFICATION BY
                             CHIEF EXECUTIVE OFFICER
                     TRUSTMARK CORPORATION AND SUBSIDIARIES
                         PURSUANT TO 18 U.S.C. ss. 1350


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with the quarterly report on Form 10-Q of Trustmark Corporation for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard G. Hickson, the Chairman of the Board, President and Chief Executive Officer, hereby certifies the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Trustmark Corporation.


BY:      /s/ Richard G. Hickson
         ----------------------
         Richard G. Hickson
         Chairman of the Board, President
         & Chief Executive Officer

DATE:    November 9, 2004